AQR FUNDS

Supplement dated September 30, 2009 (“Supplement”)

To the Class N Prospectus dated January 1, 2009 (“Prospectus”) of the

AQR Global Equity Fund, AQR International Equity Fund and

AQR Diversified Arbitrage Fund

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Effective September 30, 2009, Class N shares of the AQR International Equity Fund have commenced operations but remain closed to investors.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.